UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

On August 12, 2021, Republic Bancorp, Inc. (the “Company”) submitted a redemption notice to the trustee to redeem $40,000,000 of trust preferred securities of Republic Bancorp Capital Trust (the “Trust”), dated August 16, 2005. The trust preferred securities are being redeemed, along with $1,240,000 in common securities issued by the Trust and held by the Company, as a result of the concurrent redemption of 100% of the Company’s junior subordinated notes due September 30, 2035 and held by the Trust, which underlie the trust preferred securities. The redemption price for the junior subordinated notes will be equal to 100% of the principal amount plus accrued interest up to, but not including, the redemption date. The proceeds from the redemption of the junior subordinated notes will be simultaneously applied to redeem all of the outstanding common securities and the outstanding trust preferred securities at a price of 100% of the aggregate liquidation amount of the trust preferred securities plus accumulated but unpaid distributions up to, but not including, the redemption date. The redemption is pursuant to the optional redemption provisions of the underlying indenture and is expected to occur on September 30, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Forward looking statements can be identified by words such  as “intends,” “anticipated,” “expected,”  “believes,” “may,” “likely,” “will” or other words or phrases that indicate future periods.  Examples of such forward-looking statements include, among others, the expected timing of the redemption of the trust preferred securities.  Such forward-looking statements are subject to risks, uncertainties, and other factors, including a change in our capital position, the timing of actions by or on behalf of the property trustee of the trust preferred securities, a downturn in the economy, particularly in our markets, volatile credit and financial markets, regulatory changes and excessive loan losses, as well as additional risks and uncertainties contained in the “Risk Factors” and forward-looking statements disclosure contained in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any or all of which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: August 13, 2021	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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